UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

The RealReal, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38953	45-1234222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Francisco Street Suite 600

San Francisco, CA 94133

(Address of Principal Executive Offices, including Zip Code)

(855) 435-5893

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	REAL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2021, The RealReal, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the three proposals set forth below, each of which is described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2021 (the “Proxy Statement”). The final voting results are set forth below.

Proposal 1 – Election of Class I Director

The stockholders elected each of the nominees named below as Class II directors to serve a three-year term ending at the Company’s 2024 annual meeting of stockholders or until his or her successor is elected and qualified. The results of such vote were as follows:

Director Nominee	For	Withhold	Broker Non-Votes
Rob Krolik	48,116,019	22,859,103	8,607,820
Niki Leondakis	49,945,273	21,029,849	8,607,820
Emma Grede	70,742,765	232,357	8,607,820

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of such vote were as follows:

For	Against	Abstain
79,417,978	140,747	24,217

Proposal 3 – Advisory Vote on the Frequency with which the Advisory Vote on Named Executive Officer Compensation Should Be Held.

The stockholders approved, on an advisory basis, “Every Year” as the frequency with which the advisory vote to approve the compensation of the Company’s named executive officers should be held. Consistent with the recommendation of the Board of Directors of the Company as set forth in the Proxy Statement and the vote of the stockholders at the Annual Meeting, the Company will include an advisory vote to approve the compensation of the Company’s named executive officers in its proxy materials every year until the next stockholder vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers. The results of such vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
70,829,761	54,431	53,731	37,199	8,607,820

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The RealReal, Inc.

Date: June 21, 2021	By:	/s/ Todd Suko
Todd Suko
Chief Legal Officer and Secretary